UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  ________________
              (Date of Earliest Event Reported): September 18, 1998


                          NOTE BANKERS OF AMERICA, INC.

              (Exact name of Registrant as specified in its charter)


        Texas                         0 - 12240                   84-0882076
(state or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       identification No.)




                            One Riverway, Suite 1700
                              Houston, Texas 77056

               (Address of Principal Executive Offices)(Zip Code)


                                 (713) 961-2696

             (Registrant's  telephone number, including area  code)



         (Former name or former address, if changed since last report.)


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ITEM  1.     Changes  in  Control  of  Registrant.

          On October 30, 1998, Note Bankers of America, Inc. (the "Registrant"), Perdana Technology Venture SDN, BHD, a Malaysian company ("Perdana") and M. Stephen Roberts the principal shareholder of Registrant (the "Principal Shareholder") consummated an Agreement for Purchase and Sale of Stock and Plan of Reorganization dated September 18, 1998 pursuant to which control of the Registrant shifted to a group of foreign investors led by Perdana. Pursuant to the agreement, Roberts transferred 18,640,000 shares respectively of Registrant's "unregistered" and "restricted"common stock to Perdana representing approximately 79% of the 23,555,000 issued and outstanding stock of the Registrant following the transfer. The principal purpose of the purchase was to effect a change in control of Registrant.

          In  connection  with the change in control and completion of the Plan:


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          1.   Registrant  agreed  pursuant to a Plan and Agreement of Merger to effect a reorganization of the corporation by changing the name of Registrant to Facit Group Holdings, Inc.; redomiciling the corporation in the state of Nevada; and effecting a 1 for 4 reverse split of its $.001 par value common stock by issuing to Registrant's shareholders one new share of Facit Group in
               exchange    for   each   four   Note    Bankers    shares    held
               ("Reorganization"). Upon completion of the Reorganization and giving effect to the 1 for 4 reverse split, Facit Group will have approximately 5,888,750 shares issued and outstanding of which
               4,660,000   shares   will  be  held   by   Perdana   representing
               approximately 79.13% of the issued and outstanding shares.

          2. Upon completion of the Reorganization, a group of foreign investors organized by Perdana (collectively the "Perdana Group") agreed to purchase pursuant to Regulation S of the Securities and Exchange Commission 25,000,000 shares of Facit Group for an aggregate consideration of $110,000, or approximately $.0045 per share. The Perdana Group consists of approximately 130 persons none of whom are a "U.S. Person" as defined in Rule 902 of Regulation S and none of whom will own 5% or more of the issued and outstanding shares of Facit Group. The 25,000,000 shares to be acquired by the Perdana Group will represent approximately 80.9% of the 30,888,750 shares of Facit Group that will be issued and outstanding following the Reorganization and purchase. See
               Item 9 herein.

          3. As a result of the Reorganization and transactions described herein, Registrant has changed its name to Facit Group and redomiciled to the state of Nevada. Giving effect to the purchase of 25,000,0000 shares of Facit Group by the Perdana Group, there will be approximately 30,888,750 shares of Facit Group issued and outstanding. The shareholders of Registrant prior to the Reorganization and other transactions will retain approximately 1,228,750 shares representing 3.98% of the issued and outstanding shares and being all of the public float, and Perdana and the Perdana Group will hold 29,660,000 shares representing 96.02% of the issued and outstanding shares all of which will be restricted securities as defined in Rule 144.

          4. On October 16, 1998 Registrant organized Facit Group Holdings, Inc. as a Nevada corporation to effect the Reorganization.

          5. On October 23, 1998 the Board of Directors of the Company consisting of its sole director M. Stephen Roberts approved a Plan and Agreement of Merger providing for the reorganization of Registrant by dividing the Company into Note Bankers of America, Inc., a Texas corporation, for the sole purpose of holding and protecting the Note Bankers name; and Facit Group Holdings, Inc., a Nevada corporation, for the purpose of continuing the historical business operations of Note Bankers and retaining all of the assets and liabilities and other corporate, tax and securities attributes of Note Bankers. The Plan was approved by written consent of a majority of shareholders of Registrant signed by the Principal Shareholder and executed and delivered as provided for in the Articles of Incorporation.

          6. On October 28, 1998 the Reorganization was effected upon the filing of Articles of Merger with the Secretary of State of Texas.

          7. Pursuant to the Reorganization and the Plan of Merger, each shareholder of Registrant prior to the Change in Control transaction will retain their shareholding interest in Note Bankers of America, Inc., a Texas corporation, and will receive one share of Facit Group for each four shares of Note Bankers; provided however that no shareholder of Registrant will receive less than 100 shares of Facit Group and that fractional shares will be rounded up to the next full share

          8. Facit Group has been assigned a new CUSIP number and the trading symbol FCIT. It is not anticipated that Note Bankers will be assigned a trading symbol or that any public trading market will develop for its shares.

          As of September 18, 1998, Registrant had no assets, had approximately $50,000 in liabilities, and other than seeking a suitable candidate for acquisition had conducted no business operations since November, 1997. It is anticipated that the only business to be conducted by Facit Group will be to seek a suitable acquisition candidate.

ITEM  2.     Acquisition  or  Disposition  of  Assets.

          None;  not  applicable.

ITEM  3.     Bankruptcy  or  Receivership.

          None;  not  applicable.

ITEM  4.     Changes  in  Registrant's  Certifying  Accountant.

          None;  not  applicable.

ITEM  5.     Other  Events.

          On October 16, 1998 Registrant organized Facit Group Holdings, Inc. as a Nevada corporation to effect the Reorganization described in Item 1.

          On October 23, 1998 the Board of Directors of the Company consisting of its sole director M. Stephen Roberts approved a Plan and Agreement of Merger providing for the reorganization of Registrant by dividing the Company into Note Bankers of America, Inc., a Texas corporation, for the sole purpose of holding and protecting the Note Bankers name; and Facit Group Holdings, Inc., a Nevada corporation, for the purpose of continuing the historical business operations of Note Bankers and retaining all of the assets and liabilities and other corporate, tax and securities attributes of Note Bankers. The Plan was approved by written consent of a majority of shareholders of Registrant signed by the Principal Shareholder and executed and delivered as provided for in the Articles of Incorporation.

          On October 28, 1998 the Reorganization was effected upon the filing of Articles of Merger with the Secretary of State of Texas.

          Pursuant to the Reorganization and the Plan of Merger, each shareholder of Registrant prior to the Change in Control transaction will retain their shareholding interest in Note Bankers of America, Inc., a Texas corporation, and will receive one share of Facit Group for each four shares of Note Bankers held on October 28, 1998; provided however that no shareholder of Registrant will receive less than 100 shares of Facit Group and further provided that fractional shares will be rounded up to the next full share

          Facit Group has been assigned a new CUSIP number and the trading symbol FCIT. It is not anticipated that Note Bankers will be assigned a trading symbol or that any public trading market will develop for its shares.

          As of September 18, 1998, Registrant had no assets, had approximately $50,000 in liabilities, and other than seeking a suitable candidate for acquisition had conducted no business operations since November, 1997. After the Reorganization, Registrant will have no assets or liabilities and Facit Group will have no assets and approximately $50,000 in liabilities. The only business of Facit Group will be to seek a suitable acquisition candidate.

ITEM  6.     Resignations  of  Registrant's  Directors.

          None;  not  applicable.

ITEM  7.     Financial  Statements  and  Exhibits.

          (a)     Financial  Statements  of  Businesses  Acquired.

                  None;  not  applicable.

          (b)     Pro  Forma  Financial  Information.

                  None;  not  applicable.

          (c)     Exhibits.*


            Exhibit Number               Description of Exhibit

                 2.1 Agreement for Purchase and Sale of Stock and Plan of Reorganization


          * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

ITEM  8.     Changes  in  Fiscal  Year.

          None;  not  applicable.

ITEM  9.     Sales  of  Equity  Securities  Pursuant  to  Regulation  S.

          On September 18, 1998, the Board of Directors of the Company consisting of its sole director M. Stephen Roberts resolved to sell 25,000,000 shares of its post reorganization (Facit Group shares and therefore post 1 for 4 reverse split) $.001 par value common stock at a price of $.0044 per share pursuant to Regulation S of the Securities and Exchange Commission to raise an aggregate $110,000. The Perdana Group consisting of approximately 130 persons none of whom are a "U.S. Person" as defined in Rule 902 of Regulation S purchased the shares. None of the individual purchasers will own 5% or more of the issued and outstanding shares of Facit Group. The 25,000,000 shares to be acquired by the Perdana Group will represent approximately 80.9% of the 30,888,750 shares of Facit Group that will be issued and outstanding following the reorganization and purchase.

     The purchasers executed a Regulation S subscription agreement, in which the purchaser represented, among other things, that: (i) it is not a "U.S. person" as defined in Rule 902 of Regulation S and was not acquiring the shares for the account of any U.S. person; (ii) such shares must be transferred by the purchaser in compliance with Regulation S; (iii) the shares would contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S; and (iv) that the purchaser would not make "directed selling efforts" (as defined in Rule 902) of the shares in the United States.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NOTE  BANKERS  OF  AMERICA,  INC.



DATE:  2/3/99            BY:  /S/  M. Stephen Roberts
                                   M. STEPHEN ROBERTS, President and Director


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